UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Hormel Foods Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 26, 2021. HORMEL FOODS CORPORATION HORMEL FOODS CORPORATION ATTN: BRIAN D. JOHNSON 1 HORMEL PLACE AUSTIN, MN 55912-3680 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D27468-P45633 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: November 27, 2020 Date: January 26, 2021 Time: 6:00 p.m. CST Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/HRL2021. T h is y e a r H o r m e l F o o d s C o r p o r a t io n ’s a n n u a l m e e t in g will be hosted vir tually. To attend the meeting, please visit www.vir tualshareholdermeeting.com/HRL2021 and have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D27469-P45633 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Please vote by 10:59 p.m. Central Standard Time, on either (i) Thursday, January 21, 2021 for shares in employee plans or (ii) Monday, January 25, 2021 for shares held in record accounts. During The Meeting: Go to www.virtualshareholdermeeting.com/HRL2021. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 12, 2021 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote FOR each of the director nominees under Item 1.

1. Elect a board of 12 directors:

   Nominees:

   1a. Prama Bhatt

   1b. Gary C. Bhojwani

   1c. Terrell K. Crews

   1d. Stephen M. Lacy

   1e. Elsa A. Murano, Ph.D.

   1f. Susan K. Nestegard

   1g. William A. Newlands

   1h. Christopher J. Policinski

   1i. Jose Luis Prado

   1j. Sally J. Smith

   1k. James P. Snee

   1l. Steven A. White

The Board of Directors recommends you vote FOR Items 2 and 3.

2. Ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending October 31, 2021.

3. Approve the Named Executive Officer compensation as disclosed in the Company's 2021 annual meeting proxy statement.

Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

*** Meeting live via the internet-please visit www.virtualshareholdermeeting.com/HRL2021. ***

Help us protect the environment and sign up for electronic delivery by visiting www.proxyvote.com. *Thank You!*

D27470-P45633

Voting Items

The Board of Directors recommends you vote FOR each of the director nominees under Item 1.

1. Elect a board of 12 directors:

   Nominees:

   1a. Prama Bhatt

   1b. Gary C. Bhojwani

   1c. Terrell K. Crews

   1d. Stephen M. Lacy

   1e. Elsa A. Murano, Ph.D.

   1f. Susan K. Nestegard

   1g. William A. Newlands

   1h. Christopher J. Policinski

   1i. Jose Luis Prado

   1j. Sally J. Smith

   1k. James P. Snee

   1l. Steven A. White

D27471-P45633

The Board of Directors recommends you vote FOR Items 2 and 3.

2. Ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending October 31, 2021.

3. Approve the Named Executive Officer compensation as disclosed in the Company's 2021 annual meeting proxy statement.

Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Help us protect the environment and sign up for electronic delivery by visiting www.proxyvote.com. *Thank You!*

D27472-P45633